SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 23, 2003


                                     Interferon Sciences, Inc.
                       (Exact name of registrant as specified in its charter)


  New Jersey                         0-10379                  22-2313648
(State or other                   (Commission               (I.R.S. Employer
 jurisdiction of                   File Number)              Identification No.)
 incorporation)



783 Jersey Avenue, New Brunswick, New Jersey              08901
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:  (732) 249-3250




                                      N/A
                  (Former name or former address, if changed since last report)









Item 4.  Changes in Registrant's Certifying Accountant.

         On April 23, 2003, the Registrant engaged Eisner LLP as its independent accountant.

Item 7.  Financial Statements and Exhibits.

                  (c)  Exhibits.

                              None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Interferon Sciences, Inc.

Date:  April 29, 2003                        By:  /s/ Lawrence M. Gordon
                                                      Lawrence M. Gordon
                                                      Chief Executive Officer